UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 29, 2008
F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)
FLORIDA

(State or Other Jurisdiction of Incorporation)

001-31940	25-1255406

(Commission File Number)	(IRS Employer Identification No.)

One F.N.B. Boulevard, Hermitage, PA	16148

(Address of Principal Executive Offices)	(Zip Code)
(724) 981-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
ITEM 8.01. OTHER EVENTS
     On October 29, 2008, F.N.B. Corporation (“FNB”) filed a Registration Statement on Form S-3 to register up to $350 million of subordinated notes for an ongoing public offering, the proceeds of which historically have been and will be used to fund the lending and purchasing activities of FNB’s consumer finance affiliate, Regency Finance Company, and for FNB’s general corporate purposes, including mergers and acquisitions. Similar notes have been publicly offered since 1994, and at June 20, 2008, there were a total of $175,665,450 aggregate principal amount of subordinated notes outstanding.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
F.N.B. CORPORATION

(Registrant)

By:	/s/ Brian F. Lilly
	Name:	Brian F. Lilly
	Title:	Chief Financial Officer (Principal Financial Officer)

Dated: October 29, 2008